Exhibit 99.1

Contact: Jane M. Elliott

770-829-8234 Voice

770-829-8267 Fax

investor.relations@globalpay.com

Global Payments Reports First Quarter Earnings

ATLANTA, October 11, 2010 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal first quarter ended August 31, 2010. For the first quarter, revenues grew 7% to $440.1 million compared to $409.9 million in the prior fiscal year. Normalized diluted earnings per share from continuing operations were $0.67 compared to $0.68 in the prior year (See schedule 2 Normalized income statement).

Normalized first quarter results exclude one-time, pretax expenses consisting of employee termination and relocation benefits, certain start-up costs related to the company’s Global Service Center in Manila, Philippines, and a one-time, non-cash write-down of a deferred tax asset due to a legislated tax rate change in the United Kingdom. (See Schedule 4 for reconciliation details).

On a GAAP basis, the company reported fiscal 2011 first quarter diluted earnings per share from continuing operations of $0.61 compared to $0.68 in the prior quarter (See Schedule 1 for GAAP income statement).

Chairman and CEO, Paul R. Garcia, stated, “Despite a challenging macroeconomic environment, we delivered solid results and are on target to achieve our full year estimates. Our first quarter results reflect strong growth in the U.S. and Asia Pacific, and we continue to execute our plans for long-term growth and operating leverage in all of our businesses.

—More—

GPN Reports First Quarter Earnings

October 11, 2010

“Based on our current outlook, we continue to expect fiscal 2011 annual revenue of $1,735 million to $1,770 million, or 6% to 8% growth over fiscal 2010, and 2011 annual diluted EPS expectations of $2.68 to $2.77, reflecting 6% to 9% growth over fiscal 2010 normalized EPS from continuing operations. On a constant currency basis, we expect fiscal 2011 annual revenue growth of 7% to 9% and annual diluted earnings per share growth of 7% to 10% growth over fiscal 2010,” said Garcia.

Conference Call

Global Payments will hold a conference call today, October 11, 2010 at 5:00 p.m. ET to discuss financial results and business highlights. Callers may access the conference call via the company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ Web site through October 25, 2010.

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe, and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: foreign currency risks which become increasingly relevant as we expand internationally, the effect of current worldwide economic conditions, including a decline in the value of the U.S. dollar, and future performance and integration of recent acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

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SCHEDULE 1

GAAP UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended August 31,
(In thousands, except per share data)	2010	2009	% Change
Revenues	$440,138	$409,932	7%

Operating expenses:
Cost of service	151,041	141,204	7%
Sales, general and administrative	206,990	179,485	15%

	358,031	320,689	12%

Operating income	82,107	89,243	(8%)

Other income (expense):
Interest and other income	1,537	690	123%
Interest and other expense	(4,841)	(4,141)	17%

	(3,304)	(3,451)	(4%)

Income from continuing operations before income taxes	78,803	85,792	(8%)
Provision for income taxes	(24,981)	(25,536)	(2%)

Income from continuing operations	53,822	60,256	(11%)
(Loss) income from discontinued operations, net of tax	(28)	2,188	NM

Net income including noncontrolling interests	53,794	62,444	(14%)
Less: Net income attributable to noncontrolling interests, net of tax	(4,426)	(4,613)	(4%)

Net income attributable to Global Payments	$49,368	$57,831	(15%)

Amounts attributable to Global Payments:
Income from continuing operations	$49,396	$55,643	(11%)
(Loss) income from discontinued operations, net of tax	(28)	2,188	NM

Net income attributable to Global Payments	$49,368	$57,831	(15%)

Basic earnings per share attributable to Global Payments:
Income from continuing operations	$0.62	$0.69	(10%)
(Loss) income from discontinued operations, net of tax	—	0.03	NM

Net income	$0.62	$0.72	(14%)

Diluted earnings per share attributable to Global Payments:
Income from continuing operations	$0.61	$0.68	(10%)
(Loss) income from discontinued operations, net of tax	—	0.03	NM

Net income	$0.61	$0.71	(14%)

Weighted average shares outstanding:
Basic	79,597	80,554
Diluted	80,339	81,298

NM - Not Meaningful

SCHEDULE 2

NORMALIZED INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended August\ 31,
(In thousands, except per share data)	2010	2009	% Change
	Normalized[1]	GAAP
Revenues	$440,138	$409,932	7%

Operating expenses:
Cost of service	150,445	141,204	7%
Sales, general and administrative	204,396	179,485	14%

	354,841	320,689	11%

Operating income	85,297	89,243	(4%)

Other income (expense):
Interest and other income	1,537	690	123%
Interest and other expense	(4,841)	(4,141)	17%

	(3,304)	(3,451)	(4%)

Income from continuing operations before income taxes	81,993	85,792	(4%)
Provision for income taxes	(23,664)	(25,536)	(7%)

Income from continuing operations including noncontrolling interests	58,329	60,256	(3%)
Less: Net income attributable to noncontrolling interests, net of tax	(4,426)	(4,613)	(4%)

Net income from continuing operations attributable to Global Payments	$53,903	$55,643	(3%)

Basic earnings per share	$0.68	$0.69	(1%)

Diluted earnings per share	$0.67	$0.68	(1%)

Weighted average shares outstanding:
Basic	79,597	80,554
Diluted	80,339	81,298

[1]

Normalized first quarter results exclude a $2.5 million one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%. Results also exclude one-time expenses consisting of employee termination and relocation benefits and $1.1 million of start-up costs related to the company’s Global Service Center in Manila, Philippines.

SCHEDULE 3

UNAUDITED SEGMENT INFORMATION - CONTINUING OPERATIONS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended August 31,				Normalized % Change
	2010			2009
(In thousands)	Normalized	Non-recurring Charges[1]	GAAP	GAAP
Revenues:
United States	$255,630	$—	$255,630	$222,767	15%
Canada	81,213	—	81,213	81,225	—

North America Merchant Services	336,843		336,843	303,992	11%

Europe	73,796	—	73,796	80,467	(8%)
Asia-Pacific	29,499	—	29,499	25,473	16%

International Merchant Services	103,295	—	103,295	105,940	(2%)

Total Revenues	$440,138	$—	$440,138	$409,932	7%

Operating Income:
North America Merchant Services	$68,368	$—	$68,368	$75,921	(10%)
International Merchant Services	31,393	—	31,393	28,749	9%
Corporate	(14,464)	(3,190)	(17,654)	(15,427)	6%

Operating Income	$85,297	$(3,190)	$82,107	$89,243	(4%)

[1]	Reflects one-time expenses consisting of employee termination and relocation benefits and $1.1 million of start-up costs related to the company’s Global Service Center in Manila, Philippines.

SCHEDULE 4

RECONCILIATION OF NORMALIZED INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended August 31,					Year Ended May 31,
	2010				2009	2010
(In thousands, except per share data)	Normalized	Non-recurring Charges[1]	Foreign Tax Rate[2]	GAAP	GAAP	Normalized	Termination Benefits[3]	GAAP
Revenues	$440,138	$—	$—	$440,138	$409,932	$1,642,468	$—	$1,642,468

Operating expenses:
Cost of service	150,445	596	—	151,041	141,204	584,609	—	584,609
Sales, general and administrative	204,396	2,594	—	206,990	179,485	731,997	2,583	734,580

	354,841	3,190		358,031	320,689	1,316,606	2,583	1,319,189

Operating income	85,297	(3,190)	—	82,107	89,243	325,862	(2,583)	323,279

Other income (expense):
Interest and other income	1,537	—	—	1,537	690	4,629	—	4,629
Interest and other expense	(4,841)	—	—	(4,841)	(4,141)	(17,519)	—	(17,519)

	(3,304)	—	—	(3,304)	(3,451)	(12,890)	—	(12,890)

Income from continuing operations before income taxes	81,993	(3,190)	—	78,803	85,792	312,972	(2,583)	310,389
Provision for income taxes	(23,664)	1,162	(2,479)	(24,981)	(25,536)	(88,325)	946	(87,379)

Income from continuing operations	58,329	(2,028)	(2,479)	53,822	60,256	224,647	(1,637)	223,010
Less: Net income attributable to noncontrolling interests, net of tax	(4,426)	—	—	(4,426)	(4,613)	(15,792)	—	(15,792)

Net income from continuing operations attributable to Global Payments	$53,903	$(2,028)	$(2,479)	$49,396	$55,643	$208,855	$(1,637)	$207,218

Diluted shares	80,339	—		80,339	81,298	82,120	—	82,120
Diluted earnings (loss) per share	$0.67	$(0.03)	$(0.03)	$0.61	$0.68	$2.54	$(0.02)	$2.52

[1]

Reflects one-time expenses related to employee termination and relocation benefits and $1.1 million of start-up costs related to our new Global Service Center in Manila, Philippines which will support customer and operational functions and the related income tax benefit.

[2]

Represents a one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%.

[3]	Termination benefits represent amounts due to our former President and Chief Operating Officer pursuant to his termination agreement dated April 21, 2010 and the related income tax benefit.

We supplemented our reporting of income from continuing operations and earnings per share information determined in accordance with GAAP by reporting income from continuing operations and earnings per share for the three months ended August 31, 2010 on a “normalized” basis in this earnings release as a measure to help evaluate performance. We calculated income from continuing operations and earnings per share on a normalized basis by excluding non-recurring charges related to employee termination and relocation benefits, certain one-time costs related to our new Global Service Center and the legislated tax rate reduction. We exclude the impact of non-recurring charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a normalized basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a normalized basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 5

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	August 31,	May 31,
(In thousands)	2010	2010
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$578,213	$769,946
Accounts receivable, net of allowances for doubtful accounts of $384 and $269, respectively	150,777	131,817
Claims receivable, net of allowance for losses of $4,618 and $4,208, respectively	921	664
Settlement processing assets	43,333	13,741
Inventory, net of obsolescence reserves of $887 and $908, respectively	6,731	9,740
Deferred income taxes	4,028	2,752
Prepaid expenses and other current assets	21,266	39,604

Total current assets	805,269	968,264

Property and equipment, net of accumulated depreciation of $130,407 and $119,402, respectively	202,928	183,938
Goodwill	582,252	569,090
Other intangible assets, net of accumulated amortization of $153,820 and $145,076, respectively	202,908	205,110
Deferred income taxes	93,838	90,470
Other	21,550	22,454

Total assets	$1,908,745	$2,039,326

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Lines of credit	$84,135	$79,187
Notes payable - current portion	137,898	148,169
Accounts payable and accrued liabilities	180,059	173,575
Settlement processing obligations	105,686	265,110
Income taxes payable	233	6,430

Total current liabilities	508,011	672,471

Notes payable	238,248	272,965
Deferred income taxes	89,858	88,265
Other long-term liabilities	35,317	31,436

Total liabilities	871,434	1,065,137

Commitments and contingencies

Redeemable noncontrolling interest	105,154	102,672

Shareholders’ equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 82,414,198 issued and 79,686,461 outstanding at August 31, 2010 and 82,028,945 issued and 79,646,055 outstanding at May 31, 2010	—	—
Treasury stock, 2,727,737 and 2,382,890 shares at August 31, 2010 and May 31, 2010, respectively	(112,980)	(100,000)
Paid-in capital	462,874	460,747
Retained earnings	592,439	544,772
Accumulated other comprehensive loss	(20,413)	(44,255)

Total Global Payments Inc. shareholders’ equity	921,920	861,264

Noncontrolling interest	10,237	10,253

Total equity	932,157	871,517

Total liabilities and equity	$1,908,745	$2,039,326

SCHEDULE 6

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended August 31,
(In thousands)	2010	2009
Cash flows from operating activities:
Net income including noncontrolling interests	$53,794	$62,444
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	9,030	9,002
Amortization of acquired intangibles	7,674	7,920
Share-based compensation expense	3,492	3,004
Provision for operating losses and bad debts	5,246	6,769
Deferred income taxes	3,518	1,596
Other, net	(676)	(158)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(18,960)	(2,883)
Claims receivable	(4,390)	(4,137)
Settlement processing assets and obligations, net	(190,129)	608,711
Inventory	3,096	(7,381)
Prepaid expenses and other assets	(2,796)	(58)
Payables to money transfer beneficiaries	—	(4,465)
Accounts payable and accrued liabilities	11,353	1,379
Income taxes payable	15,371	14,765

Net cash (used in) provided by operating activities	(104,377)	696,508

Cash flows from investing activities:
Business and intangible asset acquisitions, net of cash acquired	(2,489)	(249)
Capital expenditures	(24,785)	(11,101)
Net decrease in financing receivables	454	—
Proceeds from sale of investment and contractual rights	—	253

Net cash used in investing activities	(26,820)	(11,097)

Cash flows from financing activities:
Net borrowings on lines of credit	4,948	1,948
Proceeds from issuance of notes payable	1,661	300,487
Principal payments under notes payable	(49,467)	(27,487)
Acquisition of redeemable noncontrolling interests	—	(307,675)
Proceeds from stock issued under share-based compensation plans, net of repurchases	(474)	4,048
Tax benefit from share-based compensation plans	118	2,599
Repurchase of common stock	(14,900)	—
Dividends paid	(1,586)	(1,616)
Distribution to noncontrolling interests	(2,075)	(13,998)

Net cash used in financing activities	(61,775)	(41,694)

Effect of exchange rate changes on cash	1,239	1,697

(Decrease) increase in cash and cash equivalents	(191,733)	645,414
Cash and cash equivalents, beginning of period	769,946	426,935

Cash and cash equivalents, end of period	$578,213	$1,072,349

Reconciliation of operating cash flow to free cash flow:
	Q1 FY11	Fiscal 2010
Net cash (used in) provided by operating activities	$(104,377)	$465,761

Adjustments:
Settlement processing assets and obligations, net	190,129	(140,962)
Payable to money transfer beneficiaries	—	6,107
Capital expenditures	(24,785)	(56,054)
Distribution to noncontrolling interests	(2,075)	(20,484)

	163,269	(211,393)

Free cash flow	$58,892	$254,368

We supplemented our reporting of operating cash flow information determined in accordance with GAAP by reporting free cash flow for the three months ended August 31, 2010 and the fiscal year ended May 31, 2010. We believe free cash flow is a useful measure of performance and an indication of the strength of our company and our ability to generate cash. We define free cash flow as net cash (used in) provided by operating activities exluding the impact of settlement processing assets and obligations, less capital expenditures and distributions to noncontrolling interests. Fiscal 2010 also excludes the impact of amounts payable to money transfer beneficiaries reported in our disposed money transfer segment. Free cash flow should not be considered a substitute for income or cash flow data prepared in accordance with GAAP and may not be comparable to similarly titled measured used by other companies.

SCHEDULE 7

CONSTANT CURRENCY SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Q1 FY11	% change	Fiscal 2010	Fiscal 2011	% Change
(In millions, except per share data)	Actual	Q1 FY10	Actual	Outlook	FY10
Revenues
Constant currency[1]	$439	7%	$1,625	$1,740 to $1,775	7% to 9%
Foreign currency impact[2]	1	0%	17	—	—

Revenues	$440	7%	$1,642	$1,735 to $1,770	6% to 8%

Diluted Earnings Per Share
Constant currency[1]	$0.66	(3%)	$2.44	$2.71 to $2.79	7% to 10%
Foreign currency impact[2]	0.01	2%	0.10	—	—

Normalized diluted EPS from continuing operations	0.67	(1%)	2.54	$2.68 to $2.77	6% to 9%
Non-recurring charges[3]	(0.06)	(9%)	(0.02)	—	—

Diluted EPS from continuing operations	$0.61	(10%)	$2.52	$2.68 to $2.77	6% to 10%

[1]	Reflects current period results on a pro forma basis as if foreign currency rates did not change from the comparable prior year period.

[2]	Reflects the impact of changes in foreign currency rates from the comparable prior year period.

[3]	See Schedule 4 for detail of non-recurring charges.

We supplemented our reporting of total revenues and earnings per share information determined in accordance with GAAP by reporting revenues and earnings per share for the three months ended August 31, 2010 on a “constant currency” basis in this earnings release as a measure to help evaluate performance. We calculated revenues and earnings per share on a constant currency basis by converting our fiscal 2011 actual revenues and expenses at fiscal 2010 exchange rates. We exclude the impact of exchange rate fluctuations in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations, and our management uses constant currency measures to evaluate the impact of operational business decisions. Our revenues and earnings per share reported on a constant currency basis should be considered in addition to, and not as a substitute for, revenues and earnings per share determined in accordance with GAAP. Our measures of revenues and earnings per share on a constant currency basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.